SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of

The Securities and Exchange Act of 1934

DATE OF REPORT:

April 30, 2012

(Date of Earliest Event Reported)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover Massachusetts 02339

Mailing Address: 288 Union Street, Rockland, Massachusetts 02370

(Address of Principal Executive Offices)

(Zip Code)

NOT APPLICABLE

(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 30, 2012, Independent Bank Corp., a Massachusetts corporation (“Independent”) (NASDAQ: INDB), and Rockland Trust Company, a Massachusetts-chartered trust company and wholly owned subsidiary of Independent (“Rockland Trust”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Central Bancorp, Inc., a Massachusetts corporation (“Bancorp”) (NASDAQ: CEBK), and Central Co-operative Bank, a Massachusetts-chartered co-operative bank and wholly owned subsidiary of Bancorp (the “Bank”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Bancorp will merge with and into Independent (the “Merger”), with Independent being the surviving corporation. The Merger also contemplates that the Bank will merge into Rockland Trust.

Under the terms of the Merger Agreement, each share of Bancorp common stock, other than shares held by Independent, will convert at the effective time of the Merger into the right to receive either (i) $32.00 in cash or (ii) such number of shares of Independent common stock as determined by the exchange ratio provided for in the Merger Agreement, all as more fully set forth in the Merger Agreement and subject to the terms and conditions set forth therein. The Merger Agreement provides that 40% of the aggregate merger consideration must consist of cash and 60% of the aggregate merger consideration must consist of shares of Independent common stock. Each holder of a vested or unvested option to purchase Bancorp common stock will receive, upon consummation of the transaction, a cash payment in settlement of the Bancorp options.

Consummation of the Merger is subject to customary closing conditions, including, among other things, (i) approval of the transaction by Bancorp’s shareholders, (ii) the receipt of all required regulatory approvals and consents, (iii) the absence of any governmental restraint, (iv) the effectiveness of a registration statement on Form S-4, (v) subject to certain exceptions, the accuracy of representations and warranties of each party, (vi) the performance in all material respects by each party of its obligations under the Merger Agreement and (vii) the delivery of customary opinions from counsel to Independent and counsel to Bancorp to the effect that the receipt of stock merger consideration by Bancorp shareholders will be a tax-free reorganization for federal income tax purposes, subject to the exceptions provided therein.

The Merger Agreement contains certain termination rights for both Independent and Bancorp, and further provides that, upon termination of the Merger Agreement under certain circumstances, Bancorp will reimburse Independent up to $750,000 for its reasonably documented fees and expenses and pay Independent a termination fee of $2.2 million; provided however, that any amounts paid in reimbursement will be credited against the termination fee payable. Currently, the merger is expected to be completed in the fourth quarter of 2012.

The Merger Agreement contains usual and customary representations and warranties that the parties to the Merger Agreement made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement between the parties, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Independent and Bancorp have additionally made customary covenants in the Merger Agreement, including, among others, covenants (a) not to take any action, or fail to take any action, that is reasonably likely to (i) result in any of the conditions to the Merger not being satisfied or (ii) impede each party’s ability to consummate the Merger, and (b) to cause a Bancorp shareholder meeting to be held to consider approval of the Merger and/or certain transactions contemplated thereby. In addition, Bancorp made certain covenants to conduct its business in the ordinary course consistent with past practice between the execution of the Merger Agreement and consummation of the Merger and for Bancorp’s Board of Directors to, subject to certain exceptions, recommend adoption and approval by its shareholders of the Merger Agreement.

The Merger Agreement contemplates that, effective as of and contingent upon the occurrence of the Merger, Independent and Rockland Trust will each increase by one the number of directors on its Board of Directors. John J. Morrissey, a current director of the Bancorp and the Bank, shall be elected to fill such vacancies.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of the definitive agreement, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Independent or any of the other parties thereto. Investors should read the Merger Agreement together with the other information concerning Independent and Bancorp that each company publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

ITEM 7.01	REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 hereto is a copy of a transcript of an analyst presentation that was given on May 1, 2012. The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purpose of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements:

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Independent with the Securities Exchange Commission, in press releases and in oral and written statements made by or with the approval of Independent that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (ii) statements of plans, objectives and expectations of management or the Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses involved in the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (iii) revenues following the Merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (vi) local, regional, national and international economic conditions and the impact they may have on the parties to the Merger and their customers; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) shares of common stock outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) the parties’ ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support the parties’ future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent’s results to differ materially from those described in the forward-looking statements can be found in Independent’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the Merger, Independent will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Bancorp and a Prospectus of Independent, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Independent and Central Bancorp at the SEC’s Internet site ( http://www.sec.gov ). You will also be able to obtain these documents for Independent, free of charge, at http://www.rocklandtrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 982-6858.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Independent Bank Corp., Rockland Trust Company, Central Bancorp, Inc. and Central Co-operative Bank, dated as of April 30, 2012*

99.1	Transcript of Analyst Presentation

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: May 3, 2012	BY:	/s/Edward H. Seksay
EDWARD H. SEKSAY GENERAL COUNSEL